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                                                                    Exhibit 10.5
                               CORPORATE AGREEMENT

     THIS CORPORATE AGREEMENT, dated as of _____________, 2004 (this "Agreement"), is by and between E-Z-EM, Inc., a Delaware corporation ("E-Z-EM"), and AngioDynamics, Inc. (the "Company"). Certain capitalized terms used herein are defined in ARTICLE 8 hereof.

     WHEREAS, the Company is currently a wholly-owned subsidiary of E-Z-EM, and E-Z-EM and the Company contemplate that the Company will make an initial public offering (the "IPO") of a portion of its common stock pursuant to a registration statement on Form S-1 filed under the Securities Act;

     WHEREAS, on the date on which the IPO is completed (the "IPO Closing Date"), E-Z-EM will own at least than 80% of the shares of Common Stock, par value $.01 per share ("Common Stock"), of the Company outstanding on a Fully Diluted Basis; and

     WHEREAS, in connection with the IPO and the subsequent Distribution, the parties desire to enter into this Agreement, inter alia, to provide E-Z-EM with certain continuing stockholder rights with respect to the Company following the IPO and to assure compliance by the Company with certain corporate governance requirements;

     NOW, THEREFORE, in consideration of the above premises and mutual agreements set forth in this Agreement and subject to the terms and conditions stated herein, the parties hereby agree as follows:

                                    ARTICLE 1

                                  CONSENT RIGHT

1.1  Defintions used in this ARTICLE 1.

     (a) As used in Section 1.2, "Spinoff Event" means any event that (i) results in E-Z-EM's voting rights, ownership percentage in the voting stock of the Company and/or ownership of any other class of securities in the Company, as calculated under the applicable rules and regulations under the Code, decreasing below 80% on a Fully-Diluted Basis (other than Excluded Options), or (ii) would otherwise be the primary cause of the Distribution by E-Z-EM's and any applicable E-Z-EM Entities failing to be a tax-free transaction under the Code.

     (b) As used in Section 1.1(a), "Excluded Options" means options granted for compensatory or other purposes that are not included in calculations relevant to determining whether a spinoff has remained a tax-free transaction under Section 355 of the Code (including calculations as to changes in share ownership and voting power and determining the availability of safe harbors).

1.2 E-Z-EM Consent Right. Without the prior written consent of E-Z-EM, which may be withheld or conditioned by E-Z-EM in its sole discretion, the Company agrees that it will not

     (a)  offer, sell, issue or acquire any Equity Securities,
     (b)  enter into any agreement to do any of the foregoing, or

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     (c)  sell or dispose of any assets other than in the ordinary course of business ("ordinary course" to be read as including the disposition of obsolete, non-performing and/or immaterial assets),

     if such action would result in, or be the primary cause of, a Spinoff
     Event.

1.3 Notice. In requesting the consent of E-Z-EM, the Company shall provide E-Z-EM with not fewer than 20 Business Days prior written notice of the date of the intended offer, sale, issuance, acquisition and/or non-ordinary course sale of assets, and all other information material to E-Z-EM or reasonably requested by E-Z-EM, including without limitation the intended date and the proposed size of the offer, intended sale, issuance, acquisition or non-ordinary course sale of assets, as well as the characteristics of the Equity Securities (as applicable). The failure of E-Z-EM to respond to such request shall be deemed conclusively to be a denial of E-Z-EM of the consent required under Section 1.2 above.

1.4 Without limiting the introductory language in Section 1.2, as a condition to E-Z-EM's providing its consent, E-Z-EM may condition the issuance of Equity Securities upon the issuance (at the same per unit or per share cost) to E-Z-EM of a sufficient number of shares of the applicable Equity Securities as would enable the E-Z-EM Entities to own at least 80% of the Company's outstanding equity and voting power on a Fully Diluted Basis (other than Excluded Options). This Section 1.4 shall inure solely to the benefit of E-Z-EM and the E-Z-EM Entities, and the Company shall have no rights to compel E-Z-EM or the E-Z-EM Entities to acquire any Equity Securities at any time.

1.5 Termination of Consent Right. The consent right granted under this ARTICLE 1 shall terminate upon the earliest to occur of

     (a) E-Z-EM granting its consent to the offer, sale, issuance or acquisition of Equity Securities where such event is expected by E-Z-EM to result, and did result, in a Spinoff Event,

     (b) E-Z-EM giving notice to the Company that it is abandoning the Distribution,

     (c) the completion of the Distribution by E-Z-EM and any applicable E-Z-EM Entities, or

     (d) February 5, 2005, the one year anniversary of the receipt by E-Z-EM and the Company of the favorable private letter ruling from the Internal Revenue Service with respect to the Distribution and the application submitted on behalf of E-Z-EM and the Company by Caplin and Drysdale, Chartered, dated August 7, 2003 (as amended and supplemented, the "PLR Application"). If, prior to February 5, 2005, E-Z-EM obtains an opinion of tax counsel that the completion of the Distribution after the aforementioned one-year period will not result in any of the adverse tax effects set forth in the "Rulings Requested" portion of the PLR Application, then consent right shall terminate on August 5, 2005 and not February 5, 2005.

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                                    ARTICLE 2

                               REGISTRATION RIGHTS

2.1  Demand Registration.

     (a) E-Z-EM shall have the right, exercisable on multiple occasions from time to time during the term of this Agreement, but together with Unregistered Demands (as defined in Section 3.1(a) below) no more frequently than once during any twelve-month period, to require the Company to register for offer and sale under the Securities Act (a "Demand") all or a portion of the Common Stock held by the E-Z-EM Entities, subject to the restrictions set forth herein; provided that E-Z-EM shall not be entitled to make a Demand hereunder unless (i) the Common Stock subject to such Demand represents at least 5% of the aggregate shares of Common Stock then issued and outstanding, (ii) at least six months have passed since the completion of the IPO and (iii) at least six months have passed since the completion of the last offering pursuant to a Demand or Unregistered Demand under Section
          3.1. As promptly as practicable (but in no event later than 45 days) after the Company receives from E-Z-EM a notice pursuant to this
          Section 2.1(a) (a "Demand Notice"), demanding that the Company register part or all of the Common Stock held by the E-Z-EM Entities for offer and sale under the Securities Act, subject to Section 2.1(b), the Company shall (i) file with the Commission a Registration Statement relating to the offer and sale of the Applicable Securities on such form as E-Z-EM may reasonably deem appropriate and (ii) after such filing, use reasonable best efforts to cause such Registration Statement to be declared effective under the Securities Act. Subject to Section 2.1(b), the Company shall use reasonable best efforts to keep each Registration Statement continuously effective in order to permit E-Z-EM to use the Prospectus forming a part thereof for resales of the Applicable Securities for a period ending on the earlier of (i) 120 days from the Effective Time of such Registration Statement and
          (ii) such time as all of such securities have been disposed of by E-Z-EM. Subject to Section 2.1(b), the Company shall use reasonable best efforts to prepare and file with the Commission such amendments, post-effective amendments and supplements to the Registration Statement as may be necessary to maintain the effectiveness of the Registration Statement for such period and to cause the Prospectus forming a part thereof (and any amendments or supplements thereto) to be filed pursuant to Rules 424 and 430A under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all Applicable Securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution thereof, as specified in writing by E-Z-EM.

     (b) The Company shall have the right to postpone the filing, or delay the effectiveness, of a Registration Statement, or fail to keep such Registration Statement continuously effective or not amend or supplement the Registration Statement or included Prospectus, if the Board of Directors of the Company determines in good faith that (i) based upon the advice of counsel, filing such Registration Statement or causing the Registration Statement to go effective

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          would require disclosure of material nonpublic information concerning a planned or proposed financing, acquisition, disposition, business combination or other similar transaction or other material event involving the Company or its Subsidiaries and (ii) disclosure at such time would be adverse to the Company or its stockholders; provided that no such postponement shall exceed 90 days and there shall be no more than one such postponement in any 12-month period. Any such postponement shall terminate immediately upon public disclosure by the Company or public admission by the Company of such material nonpublic information. The Company shall advise E-Z-EM of any such determination as promptly as practicable after such determination.

     (c) E-Z-EM shall have the right to withdraw any Demand at any time. Any such withdrawn Demand after a Registration Statement has been filed shall still be counted as a Demand for determining the number or frequency of Demands under Section 2.1(a), unless E-Z-EM shall reimburse or pay the costs and fees incurred in connection therewith.

     (d) In the event that any Registration pursuant to this Section 2.1 shall involve, in whole or in part, an underwritten offering, the lead managing underwriter (book runner) shall be selected by E-Z-EM and shall be reasonably acceptable to the Company, and, if the shares covered by the Registration have an aggregate value exceeding $20 million, a the Company may select a co-managing underwriter reasonably acceptable to E-Z-EM.

2.2  Piggy-back Registration.

     (a) If at any time the Company intends to file on its behalf or on behalf of any of its securityholders a Registration Statement in connection with a public offering of any securities of the Company on a form and in a manner that would permit the registration for offer and sale of Common Stock held by the E-Z-EM Entities, other than a registration statement on Form S-8 or Form S-4, then the Company shall give written notice (an "Intended Offering Notice") of such intention to E-Z-EM at least 20 Business Days prior to the anticipated filing date of such Registration Statement. Such Intended Offering Notice shall offer to include in such Registration Statement for offer to the public such number of shares of Common Stock as E-Z-EM may request, subject to the conditions set forth herein, and shall specify, to the extent then known, the number and class of securities proposed to be registered, the proposed date of filing of such Registration Statement, any proposed means of distribution of such securities, any proposed managing underwriter or underwriters of such securities and a good faith estimate by the Company of the proposed maximum offering price of such securities, as such price is proposed to appear on the facing page of such Registration Statement. E-Z-EM shall advise the Company in writing (such written notice being a "Piggy-back Notice") not later than 10 Business Days after the Company's delivery to E-Z-EM of the Intended Offering Notice, if E-Z-EM desires to participate in such offering. The Piggy-back Notice shall set forth the number of shares of Common Stock E-Z-EM desires to have included in the Registration Statement and offered to the public. Upon the request of the Company, E-Z-EM shall enter into such underwriting, custody and other agreements as are customary in connection with registered secondary offerings or necessary or appropriate in connection with the offering.

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     (b)  In connection with an underwritten offering pursuant to this Section
          2.2, if the managing underwriter or underwriters advise the Company and E-Z-EM in writing that in its or their opinion the number of securities proposed to be registered exceeds the number that can be sold in such offering, the Company shall include in such Registration the number of securities that, in the opinion of such managing underwriter or underwriters, can be sold as follows: (i) first, the securities that the Company proposes to sell, (ii) second, Applicable Securities requested to be included in such Registration by E-Z-EM and
          (iii) third, other securities requested to be included in such Registration.

     (c)  The rights of E-Z-EM pursuant to Section 2.1 hereof and this Section
          2.2 are cumulative, and the exercise of rights under one such section shall not exclude the subsequent exercise of rights under the other section (except to the extent expressly provided otherwise herein). Notwithstanding anything herein to the contrary, the Company may abandon and/or withdraw any Registration as to which any right under
          Section 2.2 may exist at any time and for any reason without liability hereunder. In such event, the Company shall notify E-Z-EM (if E-Z-EM has delivered a Piggy-back Notice to the Company to participate therein).

     (d) Nothing contained in this Section 2.2 shall be deemed to eliminate the requirements of obtaining E-Z-EM's consent under ARTICLE 1.

2.3 Registration Procedures. In connection with a Registration Statement, the following provisions shall apply:

     (a) Before filing a Registration Statement or the Prospectus included therein, the Company will furnish to E-Z-EM and the managing underwriter or underwriters, if any, draft copies of all such documents proposed to be filed at least three (3) days prior to such filing, which documents will be subject to the reasonable review of E-Z-EM and the managing underwriter or underwriters, if any, and their respective agents and representatives and (x) the Company will not include in any Registration Statement information concerning or relating to E-Z-EM to which E-Z-EM shall reasonably object (unless the inclusion of such information is required by applicable law or the regulations of any securities exchange or automated quotation system to which the Company may be subject), and (y) the Company will not file any Registration Statement pursuant to Section 2.1, any amendment thereto, or any Prospectus or any supplement thereto to which E-Z-EM shall reasonably object.

     (b) The Company shall furnish to E-Z-EM, prior to the time the Registration Statement has been declared effective, a copy of the Registration Statement as initially filed with the Commission, and each amendment thereto and each amendment or supplement, if any, to the Prospectus included therein.

     (c) Subject to Section 2.1(b) and in respect of a Registration Statement under Section 2.1, the Company shall use reasonable best efforts to take promptly such action as may be necessary so that (i) each of the Registration Statement and any amendment thereto and the Prospectus forming part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by

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          reference in each case), when it becomes effective, complies in all material respects with the Securities Act and the Exchange Act, (ii) each of the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) each of the Prospectus forming part of the Registration Statement, and any amendment or supplement to such Prospectus, does not at any time during the period during which the Company is required to use reasonable best efforts to keep a Registration Statement effective under Section 2.1(a) include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (d) The Company shall, promptly upon learning thereof, advise E-Z-EM and the managing underwriter or underwriters, if any, thereof, of the following, and shall confirm such advice in writing if so requested:

          (i) when a Registration Statement and any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

          (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus included therein or for additional information with respect to the Registration Statement and Prospectus;

          (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for such purpose;

          (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the securities included in the Registration Statement for sale in any jurisdiction or the initiation of any proceeding for such purpose; and

          (v) following the effectiveness of any Registration Statement, of the happening of any event or the existence of any state of facts that requires the making of any changes in the Registration Statement or the Prospectus included therein so that, as of such date, such Registration Statement and Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to E-Z-EM to suspend the use of the Prospectus until the requisite changes have been made, which instruction E-Z-EM agrees to follow).

     (e)  In respect of a Registration Statement under Section 2.1 (and not
          Section 2.2), the Company shall use reasonable best efforts to prevent the issuance, and if issued to obtain the withdrawal, of any stop order suspending the effectiveness of the Registration Statement at the earliest possible time.

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     (f)  The Company shall furnish to E-Z-EM, without charge, at least one copy of the Registration Statement and all post-effective amendments thereto, including financial statements and schedules, and, if E-Z-EM so requests in writing, all reports, other documents and exhibits that are filed with or incorporated by reference in the Registration Statement.

     (g) The Company shall, during the period during which it is required to use reasonable best efforts to keep a Registration Statement continuously effective under Section 2.1(a) or elects to keep a Registration Statement effective under Section 2.2, deliver to E-Z-EM without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in the Registration Statement and any amendment or supplement thereto as E-Z-EM may reasonably request, and the Company consents (except during the continuance of any event described in Section 2.1(b) or Section 2.3(d)(v) hereof) to the use of the Prospectus, with any amendment or supplement thereto, by E-Z-EM in connection with the offering and sale of the Applicable Securities covered by the Prospectus and any amendment or supplement thereto during such period.

     (h) In connection with the rights provided by this ARTICLE 2, the Company shall, except during any permitted postponement pursuant to Section 2.1(b), make available for inspection by E-Z-EM or by any attorney, accountant or other agent retained by E-Z-EM (collectively, the "Inspectors") financial and other records and pertinent corporate documents of the Company (collectively, the "Records"), provide the Inspectors with opportunities to discuss the business of the Company with its officers, and provide opportunities to discuss the business of the Company with the independent public accountants who have certified its most recent annual financial statements, in each case to the extent but only to the extent reasonably necessary to enable E-Z-EM to conduct a "reasonable investigation" for purposes of Section 11(a) of the Securities Act. Records that the Company determines, in good faith, to be confidential and with respect to which the Company notifies the Inspectors as to the confidential nature thereof shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement of a material fact or omission to state a material fact in the Registration Statement, (ii) the disclosure of such Records is required by any court or governmental body with jurisdiction over E-Z-EM or the Inspectors or (iii) all of the information contained in such Records has been made generally available to the public. E-Z-EM agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction or by any governmental body, promptly give prior notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of those Records deemed confidential.

     (i) Prior to any offering of Applicable Securities pursuant to the Registration Statement, the Company shall use reasonable best efforts to (i) register or qualify or cooperate with E-Z-EM and its counsel in connection with the registration or qualification of such Applicable Securities for offer and sale under the securities (or "blue sky") laws of such jurisdictions within the United States as E-Z-EM may reasonably request, (ii) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers and sales in such jurisdictions for the period during which the Company is required to use

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          reasonable best efforts to keep a Registration Statement continuously effective under Section 2.1(a), and (iii) take any and all other reasonable actions requested by E-Z-EM which are necessary to enable the disposition in such jurisdictions of such Applicable Securities; provided, however, that in no event shall the Company be obligated to
          (1) qualify as a foreign corporation or as an issuer of or dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this Agreement or (2) file any general consent to service of process or subject itself to tax in any jurisdiction where it is not so subject.

     (j) The Company shall cooperate with E-Z-EM to facilitate the timely preparation and delivery of certificates representing Applicable Securities to be sold pursuant to the Registration Statement, which certificates shall comply with the requirements of any United States securities exchange upon which any Applicable Securities are listed (provided that nothing herein shall require the Company to list any Applicable Securities on any securities exchange or with any quotation system on which they are not currently listed or quoted, as applicable) or the NASD Rules, as applicable, and which certificates shall be free of any restrictive legends and in such permitted denominations and registered in such names as E-Z-EM may request in connection with the sale of Applicable Securities pursuant to the Registration Statement.

     (k)  The Company shall:

          (i) make such reasonable representations and warranties in the applicable underwriting agreement to the underwriters, in form, substance and scope as are customary and as are consistent with the representations and warranties made in the underwriting agreement related to the IPO;

          (ii) in connection with any underwritten offering, use reasonable best efforts to obtain opinions of counsel to the Company (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the underwriters) addressed to the underwriters, covering such matters as are customary to the extent reasonably required by the applicable underwriting agreement;

          (iii) in connection with any underwritten offering, use reasonable best efforts to obtain "cold comfort" letters and updates thereof from the independent public accountants of the Company (and, if necessary, from the independent public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to E-Z-EM and the underwriters, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with secondary underwritten offerings of equity securities;

          (iv) in connection with any underwritten offering, use reasonable best efforts to deliver such documents and certificates as may be reasonably requested by E-Z-EM and the underwriters, if any, including, without limitation, certificates to evidence compliance with any conditions

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                contained in the underwriting agreement or other agreements entered into by the Company; and

          (v) undertake such obligations relating to expense reimbursement, indemnification and contribution as provided in Section 2.4 and
                ARTICLE 4 hereof.

     (l) The Company shall comply with all applicable rules and regulations of the Commission and make available to its security holders an earnings statement, as soon as reasonably practicable but in no event later than 90 days after the end of the twelve month period commencing on the first day of any fiscal quarter after the date hereof following each sale by E-Z-EM of Applicable Securities, which earnings statement shall cover such twelve-month period and shall satisfy the requirements under the Securities Act.

     (m)  In respect of a Registration Statement under Section 2.1 (and not
          Section 2.2), the Company shall use reasonable best efforts to take all other steps reasonably necessary to effect the timely registration, offering and sale of the Applicable Securities covered by the Registration Statements contemplated hereby.

2.4 Registration Expenses. The Company shall bear the Registration Expenses in connection with the performance of its obligations under Section 2.1,
     Section 2.2 and Section 2.3. E-Z-EM shall bear all of the fees and expenses of counsel to E-Z-EM, any applicable underwriting discounts or commissions, and registration or filing fees with respect to the Applicable Securities being sold by E-Z-EM.

2.5 Registrable Securities. The registration rights granted under this ARTICLE 2 relate only to the following securities: (i) the shares of the Company's common stock held by E-Z-EM or the E-Z-EM Entities on the date of the Distribution, (ii) shares of the Company's common stock acquired by E-Z-EM or another E-Z-EM Entity as a condition to granting a consent under ARTICLE 1 hereof (including without limitation as set forth in Section 1.4), and
     (iii) securities constituting proceeds of the foregoing (other than securities acquired with cash dividends), whether received through stock dividends, stock splits, share consolidations/reverse splits, mergers or otherwise (as contemplated in Section 7.6 hereof.

2.6  Other Provisions; Cooperation; Filing of Reports.

     (a)  The respective agreements and other provisions set forth in this
          ARTICLE 2 or made pursuant to this ARTICLE 2 shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of E-Z-EM, any director, officer or partner of E-Z-EM, any agent or underwriter, any director, officer or partner of such agent or underwriter, or any Affiliate of any of the foregoing, and shall survive the registration, offering and sale of the Applicable Securities.

     (b) E-Z-EM shall cooperate with respect to any Registration effected under this Agreement and shall provide such information, documents, and instruments as may be reasonably requested in connection therewith.

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     (c)  The Company shall use reasonable best efforts to file all reports required to be filed with respect to the Company under Section 13 or
          Section 15(d) of the Exchange Act during such time as E-Z-EM has rights remaining under this ARTICLE 2.

                                    ARTICLE 3

                             UNREGISTERED OFFERINGS

3.1  Unregistered Demand.

     (a) E-Z-EM shall have the right, exercisable on multiple occasions from time to time during the term of this Agreement, but together with any Demand no more frequently than once during any twelve-month period, to require (in an "Unregistered Demand") that the Company prepare an offering memorandum or similar document (each, an "Offering Memorandum") in connection with any offer or sale of Common Stock held by the E-Z-EM Entities, subject to the restrictions set forth herein, that is not registered under the Securities Act (each, an "Unregistered Offering"); provided that E-Z-EM shall not be entitled to make an Unregistered Demand hereunder unless (i) the Common Stock subject to such Unregistered Demand represents at least 5% of the aggregate shares of Common Stock then issued and outstanding, (ii) at least six months have passed since the completion of the IPO and (iii) at least six months have passed since the completion of the last offering pursuant to a Demand under Section 2.1 or sale pursuant to an Unregistered Demand. As promptly as practicable (but in no event later than 30 days) after the Company receives from E-Z-EM a notice pursuant to this Section 3.1(a) (an "Unregistered Notice"), demanding that the Company prepare an Offering Memorandum with respect to part or all of the Common Stock held by the E-Z-EM Entities for offer and sale, subject to Section 3.1(b), the Company shall prepare such Offering Memorandum.

     (b) The Company shall have the right to postpone the preparation or distribution of an Offering Memorandum if the Board of Directors of the Company determines in good faith that (i) based upon the advice of counsel, distributing such Offering Memorandum would require disclosure in the Offering Memorandum of material nonpublic information concerning a planned or proposed financing, acquisition, disposition, business combination or similar transaction or other material event involving the Company and (ii) disclosure at such time would be adverse to the Company or its stockholders; provided that no one such postponement shall exceed 90 days and the Company may only postpone preparation or distribution of the Offering Memorandum one time in any 12-month period. Any such postponement shall terminate immediately upon public disclosure by the Company or public admission by the Company of such material nonpublic information. The Company shall advise E-Z-EM of any such determination as promptly as practicable after such determination.

     (c) Anything in this Agreement to the contrary notwithstanding, the Company shall not be obligated to prepare any Offering Memorandum or may postpone and delay the preparation and distribution of any Offering Memorandum if the Company shall determine, based on advice of recognized U.S. securities counsel which counsel shall be available to the E-Z-EM to discuss the basis of such advice, that the proposed offer and sale of Applicable Securities in E-Z-EM's intended method of distribution would require that the Company register the securities under the Securities Act. In making such determination, the Company shall be entitled to take into account any offerings or anticipated offerings by it of its securities that may be deemed a part of the Unregistered Offering. In such event, such proposed Unregistered Offering shall not be counted as an Unregistered Demand for determining the frequency of Unregistered Demands under
          Section 3.1. In addition, E-Z-EM shall be entitled to exercise any Piggy-Back Registration rights subject to the terms and conditions of
          Section 2.2, or alternatively, to require the Company to undertake a Demand subject to the terms and conditions of Section 2.1.

     (d) E-Z-EM shall have the right to withdraw any Unregistered Demand at any time, provided that any such withdrawn Unregistered Demand shall still be counted as an Unregistered Demand for determining the frequency of Unregistered Demands under Section 3.1(a) unless E-Z-EM shall reimburse or pay the costs and fees incurred in connection therewith.

3.2 Unregistered Offering Procedures. In connection with an Offering Memorandum, the following provisions shall apply:

     (a) Before distributing an Offering Memorandum or any amendments or supplements thereto, the Company will furnish to E-Z-EM, and the placement agent or agents, if any, for the Applicable Securities, draft copies of all such documents proposed to be distributed at least three (3) days prior to such distribution, which documents will be subject to the reasonable review of E-Z-EM, the placement agent or agents, if any, for the Applicable Securities, and their respective agents and representatives and (x) the Company will not include in any Offering Memorandum information concerning or relating to E-Z-EM to which E-Z-EM shall reasonably object (unless the inclusion of such information is required by applicable law or the regulations of any securities exchange to which the Company may be subject), and (y) the Company will not distribute any Offering Memorandum pursuant to
          Section 3.1 or any amendment thereto or any supplement thereto to which E-Z-EM shall reasonably object;

     (b) Subject to Section 3.1(b) and in respect of an Offering Memorandum under Section 3.1, the Company shall use reasonable best efforts to take promptly such action as may be necessary so that each of the Offering Memorandum and any amendment thereto does not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (c) The Company shall, promptly upon learning thereof, advise E-Z-EM of the following, and shall confirm such advice in writing if so requested:

          (i) the issuance by the Commission of any stop order suspending the use of any Offering Memorandum or the initiation of any proceedings for such purpose;

          (ii) the receipt by the Company of any notification with respect to the suspension of the qualification of the Applicable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose; and

          (iii) the happening of any event or the existence of any state of facts that requires the making of any changes in the Offering Memorandum so that such Offering Memorandum does not contain an untrue statement of a material fact and does not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (which advice shall be accompanied by an instruction to E-Z-EM to suspend the use of the Offering Memorandum until the requisite changes have been made, which instruction E-Z-EM agrees to follow).

     (d) The Company shall furnish to E-Z-EM, without charge, at least one copy of the Offering Memorandum and all amendments and supplements thereto, including financial statements and schedules, and, if E-Z-EM so requests in writing, all reports, other documents and exhibits that are filed with or incorporated by reference in the Offering Memorandum.

     (e) During the distribution of the Offering Memorandum pursuant to Section 3.1, the Company shall deliver to E-Z-EM without charge as many copies of the Offering Memorandum and any amendment or supplement thereto as E-Z-EM may reasonably request, and the Company consents (except during the continuance of any event described in Section 3.1(b), Section 3.1(c) or Section 3.2(c)(iii) hereof) to the use of the Offering Memorandum, with any amendment or supplement thereto, by E-Z-EM in connection with the offering and sale of the Applicable Securities covered by the Offering Memorandum and any amendment or supplement thereto during such distribution period.

     (f) Prior to any offering of Applicable Securities pursuant to the Offering Memorandum, the Company shall use reasonable best efforts to
          (i) qualify or cooperate with E-Z-EM and its counsel in connection with the qualification of such Applicable Securities for offer and sale under the securities (or "blue sky") laws of such jurisdictions in the United States as E-Z-EM may reasonably request, (ii) keep such qualifications in effect and comply with such laws so as to permit the continuance of offers and sales in such jurisdictions for the period during which the Company is required to use reasonable best efforts to prepare an Offering Memorandum under Section 3.1(a), and (iii) take any and all other reasonable actions requested by E-Z-EM that are necessary to enable the disposition in such jurisdictions of such Applicable Securities; provided, however, that in no event shall the Company be obligated to (1) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this Agreement or (2) file any general consent to service of process or subject itself to tax in any jurisdiction where it is not so subject.

     (g) The Company shall cooperate with E-Z-EM to facilitate the timely preparation and delivery of certificates representing Applicable Securities to be sold pursuant to the Offering Memorandum, which certificates shall comply with the requirements of any United States securities exchange which any Applicable Securities are listed (provided that nothing herein shall require the Company to list any Applicable Securities on any securities exchange or with any quotation system on which they are not currently listed or quoted) or the NASD Rules, as applicable, and which certificates shall contain customary legends and be in such permitted denominations and registered in such names as E-Z-EM may request in connection with the sale of Applicable Securities pursuant to the Offering Memorandum.

     (h) The Company shall use reasonable best efforts to make such reasonable representations and warranties in the applicable placement agency agreement to the placement agents, in form, substance and scope as are customary.

     (i) In connection with any Unregistered Offering pursuant to Rule 144A under the Securities Act, the Company shall, to the extent customary in connection with transactions comparable to such Unregistered Offering, undertake to enter into a registration rights agreement containing customary terms and conditions with the purchasers in such Unregistered Offering.

     (j) In respect of an Offering Memorandum under Section 3.1, the Company shall use reasonable best efforts to take all other steps reasonably necessary to effect the timely distribution, offering and sale of the Applicable Securities covered by the Offering Memorandum contemplated hereby.

3.3  Other Provisions; Cooperation.

     (a)  The respective agreements and other provisions set forth in this
          ARTICLE 3 or made pursuant to this ARTICLE 3 shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of E-Z-EM, any director, officer or partner of E-Z-EM, any placement agent, any director, officer or partner of such placement agent, or any Affiliate of any of the foregoing, and shall survive the distribution, offering and sale of the Applicable Securities.

     (b) E-Z-EM shall cooperate with respect to any Offering Memorandum effected under this Agreement and shall provide such information, documents, and instruments as may be reasonably requested in connection therewith.

3.4 Private Sales to which Applicable. The obligations to prepare and distribute an offering memorandum and other obligations set forth in this
     ARTICLE 3 relate only to the sale, transfer and/or assignment by E-Z-EM of the following securities: (i) the shares of the Company's common stock held by E-Z-EM or the E-Z-EM Entities on the date of the Distribution, (ii) shares of the Company's common stock acquired by E-Z-EM or another E-Z-EM Entity as a condition to granting a consent under ARTICLE 1 hereof (including without limitation as set forth in Section 1.4), and (iii) securities constituting proceeds of the foregoing (other than securities acquired with cash dividends), whether received through stock dividends, stock splits, share consolidations/reverse splits, mergers or otherwise.

                                    ARTICLE 4

                        INDEMNIFICATION AND CONTRIBUTION

4.1 Indemnification by the Company. Upon the effectiveness of the Registration of Applicable Securities pursuant to Section 2.1 or Section 2.2, or the distribution of the Offering Memorandum pursuant to Section 3.1, the Company shall indemnify and hold harmless E-Z-EM and each underwriter, selling agent or placement agent, and their respective officers and directors and each Person who controls E-Z-EM or such underwriter, selling agent or placement agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such Person being sometimes referred to as an "Indemnified Person") from and against any losses, claims, damages or liabilities, joint or several (or actions in respect thereof), to which such Indemnified Person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any Prospectus contained therein) or Offering Memorandum, as the case may be, under which such Applicable Securities are registered under the Securities Act or distributed, respectively, or furnished by the Company to any Indemnified Person, or any amendment or supplement thereto in each case relating to the sale of Applicable Securities, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company hereby agrees to reimburse such Indemnified Person for any reasonable legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage or liability (or action in respect thereof) as such expenses are incurred; provided, however, that (i) the Company shall not be liable to any such Indemnified Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, Prospectus or Offering Memorandum, or amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Indemnified Person expressly for use therein; (ii) the Company shall not be liable to the extent that any loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (a) the use of any Prospectus after such time as the obligation of the Company to keep the same effective and current has expired, or (b) the use of any Prospectus after such time as the Company has advised E-Z-EM in writing that a post-effective amendment or supplement thereto is required, except such Prospectus as so amended or supplemented.

4.2 Indemnification by E-Z-EM. E-Z-EM agrees, as a consequence of the inclusion of Applicable Securities in such Registration Statement or Offering Memorandum, to (i) indemnify and hold harmless the Company and its directors and officers and each Person, if any, who controls the Company, within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities (or actions in respect thereof) to which the Company or such other Persons may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, Prospectus or Offering Memorandum, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by E-Z-EM expressly for use therein, and (ii) subject to the limitation set forth immediately preceding this clause (ii), reimburse the Company for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such action or claim as such expenses are incurred.

4.3 Procedure for Indemnification. Promptly after receipt by any Person entitled to indemnity (an "Indemnitee") under Section 4.1 or Section 4.2 hereof of notice of the commencement of any action or claim, such Indemnitee shall, if a claim in respect thereof is to be made against an indemnitor (an "Indemnitor") under this ARTICLE 4, notify such Indemnitor in writing of the commencement thereof, but any omission or delay in notifying the Indemnitor shall not relieve it from any liability which it may have to any Indemnitee except to the extent of any actual prejudice. In case any such action shall be brought against any Indemnitee, it shall notify an Indemnitor of the commencement thereof, such Indemnitor shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other Indemnitor similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnitee, and, after notice from the Indemnitor to such Indemnitee of its election so to assume the defense thereof, such Indemnitor shall not be liable to such Indemnitee under this ARTICLE 4 for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such Indemnitee, in connection with the defense thereof. No Indemnitor shall, without the prior written consent of the Indemnitee, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the Indemnitee is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the Indemnitee from all liability arising out of such action or claim and
     (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any Indemnitee. Notwithstanding the foregoing, an Indemnitee shall have the right to employ separate counsel reasonably acceptable to the Indemnitor in any such proceeding and to participate in (but not control, other than as provided in (3) below) the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnitee unless (1) the Indemnitor has agreed to pay such fees and expenses; (2) the Indemnitor shall have failed after notice to assume the defense of such proceeding; or
     (3) the named parties to any such proceeding (including any impleaded parties) include both such Indemnitee and the Indemnitor or any of its Affiliates or controlling persons, and a conflict of interest may reasonably be expected to exist if such counsel represents such Indemnitee and the Indemnitor (or such Affiliate or controlling person) and in the case of (3), the Indemnitee shall have the right to control the Indemnitee's defense and in each of the cases, if such Indemnitee notifies the Indemnitor in writing that it elects to employ separate counsel, the reasonable fees and expenses of such counsel shall be at the expense of the Indemnitor; it being understood, however, that the Indemnitor shall not, in connection with any one such proceeding or separate but substantially similar or related proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such Indemnitees, which firm shall be designated by the Indemnitee that had the largest number of shares included in the applicable Registration

     Statement. An Indemnitor shall not be liable for any settlement of an action effected without its written consent.

4.4 Contribution. If the indemnification provided for in this ARTICLE 4 is unavailable to or insufficient to hold harmless an Indemnitee under Section
     4.1 or Section 4.2 hereof in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each Indemnitor shall contribute to the amount paid or payable by such Indemnitee as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnitor and the Indemnitee in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such Indemnitor and Indemnitee shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such Indemnitor or by such Indemnitee, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this
     Section 4.4 were determined solely by pro rata allocation (even if E-Z-EM or any underwriters, selling agents or placement agents or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 4.4. The amount paid or payable by an Indemnitee as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such Indemnitee in connection with investigating or defending any such action or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The obligations of E-Z-EM, the Company and any underwriters, selling agents or placement agents in this Section 4.4. to contribute shall be several in proportion to the number of Applicable Securities registered or underwritten or sold, as the case may be, by them and not joint. Notwithstanding any other provision of this Section 4.4, E-Z-EM shall not be required to contribute any amount in excess of the amount by which the net proceeds received by E-Z-EM from the sale of Common Stock pursuant to a Registration Statement or Offering Memorandum exceeds the amount of damages which E-Z-EM has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

4.5  Other Provisions.

     (a) The obligations of the Company under this ARTICLE 4 shall be in addition to any liability that it may otherwise have and shall extend, upon the same terms and conditions, to each Indemnified Person; and the obligations of E-Z-EM and any agents or underwriters contemplated by this ARTICLE 4 shall be in addition to any liability that E-Z-EM or its respective agent or underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act.

     (b)  The indemnities set forth in this ARTICLE 4 or made pursuant to this
          ARTICLE 4 shall remain in full force and effect, regardless of any investigation

          (or any statement as to the results thereof) made by or on behalf of E-Z-EM, any director, officer or partner of E-Z-EM, any agent or underwriter, any director, officer or partner of such agent or underwriter, or any Affiliate of any of the foregoing, and shall survive the registration, offering and sale of the Applicable Securities.

                                    ARTICLE 5

                               AUDITING PRACTICES

For so long as E-Z-EM is required or permitted in accordance with U.S. generally accepted accounting principles to consolidate the Company's results of operations and financial position in E-Z-EM's financial statements, the parties agree as follows:

5.1 Selection of Auditors. Subject to requirements of law, the Company shall select the same firm as is selected by E-Z-EM to serve as the Company's (and its Subsidiaries', if any) independent certified public accountants (the "Company Auditors") for purposes of providing an opinion or report on its financial statements, unless E-Z-EM's shall provide a prior written consent to a change in the Company Auditors.

5.2 Date of Auditors' Opinion and Quarterly Reviews. The Company shall use its reasonable best efforts to enable the Company Auditors to complete their audit such that they will date their opinion or report on the Company's audited annual financial statements on the same date that E-Z-EM's independent certified public accountants (the "E-Z-EM Auditors") date their opinion on E-Z-EM's audited annual financial statements, and to enable E-Z-EM to meet its timetable for the printing, filing and public dissemination of E-Z-EM's annual financial statements. The Company shall use its reasonable best efforts to enable the Company Auditors to complete their quarterly review procedures on the Company's quarterly financial statements on the same date that the E-Z-EM Auditors complete their quarterly review procedures on E-Z-EM's quarterly financial statements.

5.3 Annual and Quarterly Financial Statements. The Company shall provide to E-Z-EM on a timely basis all information that E-Z-EM reasonably requires to meet its schedule for the preparation, printing, filing, and public dissemination of E-Z-EM's annual and quarterly financial statements. Without limiting the generality of the foregoing, the Company will provide all required financial information with respect to the Company and its Subsidiaries, if any, to the E-Z-EM Auditors in a sufficient and reasonable time and in sufficient detail to permit the Company Auditors to take all steps and perform all reviews necessary to provide sufficient assistance to the E-Z-EM Auditors with respect to financial information to be included or contained in E-Z-EM's annual and quarterly financial statements.

5.4 Identity of Personnel Performing the Annual Audit and Quarterly Reviews. The Company shall authorize the Company Auditors to make available to the E-Z-EM Auditors both the personnel who performed or will perform the annual audits and quarterly reviews of the Company's financial statements and work papers and other underlying documents related to the annual audits and quarterly reviews of the Company's financial statements, in all cases within a reasonable time prior to the Company Auditors' opinion date, so that the Company Auditors are able to assure the coordination of their activities with those of the E-Z-EM Auditors in order to achieve a proper review of matters affecting the consolidating or combining of accounts in E-Z-EM's financial statements, all within sufficient time to enable E-Z-EM to meet its timetable for the printing, filing and public dissemination of E-Z-EM's annual and quarterly statements.

5.5 Access to Books and Records. The Company shall provide E-Z-EM's internal auditors and their designees access to the Company's and its Subsidiaries' (if any) books and records so that E-Z-EM may conduct reasonable audits relating to the financial statements provided by the Company pursuant hereto as well as to the internal accounting controls and operations of the Company and such Subsidiaries. The Company shall also provide to E-Z-EM copies of all periodic reports and related documents the Company intends to file with the Securities and Exchange Commission prior to the Company causing such filings (as well as final copies upon filing).

5.6 No Change in Accounting Principles or Policies. The Company will not change its significant accounting policies for periods in which its financial results are included in E-Z-EM's consolidated financial statements unless the Company is required to do so to comply, in all material respects, with generally accepted accounting principles or SEC requirements from those in effect on the Payment Date (as defined in the Separation Agreement). In the event of any such change, the Company will consult with E-Z-EM and, if requested by E-Z-EM, the E-Z-EM Auditors with respect thereto.

5.7 Press Releases. The Company agrees to consult with E-Z-EM regarding the timing and content of its earnings releases.

                                    ARTICLE 6

                         OTHER COVENANTS OF THE PARTIES

6.1 No Discrimination. The Company hereby covenants and agrees that, for so long as the E-Z-EM Entities own at least 50% of the outstanding shares of Common Stock, the Company shall not, without the prior written consent of E-Z-EM (which it may withhold in its sole discretion), take, or cause to be taken, directly or indirectly, any action, including making or failing to make any election under the law of any state, which has the effect, directly or indirectly, of restricting or limiting the ability of E-Z-EM to freely sell, transfer, assign, pledge or otherwise dispose of Equity Securities or would restrict or limit the rights of any transferee of E-Z-EM as a holder of Equity Securities. Without limiting the generality of the foregoing, the Company shall not, without the prior written consent of E-Z-EM (which it may withhold in its sole discretion), (i) adopt or thereafter amend, supplement, restate, modify or alter any stockholder rights plan in any manner that would result in (a) the ownership of Equity Securities by E-Z-EM causing the rights thereunder to detach or become exercisable and/or (b) E-Z-EM and its transferees not being entitled to the same rights thereunder as other holders of the applicable Equity Securities or (ii) take any action, or take any action to recommend to its stockholders any action, which would among other things, limit the legal rights of, or deny any benefit to, E-Z-EM as a stockholder of the Company in a manner not applicable to the Company's stockholders generally without regard to the number of shares of Common Stock held by such stockholders.

6.2 Limitations on Subsequent Registration Rights. The Company shall not enter into any agreement with any holder or prospective holder of any Equity Securities of the Company that would allow such holder or prospective holder to include such Equity Securities in any Registration Station filed pursuant to Section 2.1 hereof, unless, under the terms of such agreement, such holder or prospective holder may include such Equity Securities in any such Registration Statement only to the extent that their inclusion would not reduce the amount of the Applicable Securities of E-Z-EM included therein.

6.3 Voting by E-Z-EM. E-Z-EM agrees that it will not vote its Equity Securities in the Company, and agrees to use all commercially reasonable efforts to cause all of the E-Z-EM Entities and E-Z-EM's other Subsidiaries to not vote their respective Equity Securities in the Company, whether at meetings of stockholders or, if permitted after an amendment to the Company's organizational documents, by written consent, so as to cause the Company to fail to (i) meet the eligibility standards for listing securities under the NASD Rules and the rules and regulations promulgated by the Commission and, without limiting the foregoing, (ii) to the extent required under the NASD Rules and the rules and regulations promulgated by the Commission, (A) have a majority of its Board of Directors comprised of "independent directors" and (B) have at least one independent director who satisfies the criteria for a "financial expert".

6.4 Additional E-Z-EM Consent Right. During the two year period following the Payment Date (as defined in the Separation Agreement), if any action or agreement being considered by the Company would reasonably be expected to result in an Adverse Tax Result (as defined in Section 6.1.3 of the Separation Agreement), then the written consent of E-Z-EM shall be required prior to the Company taking such action or entering into such agreement.

                                    ARTICLE 7

                                  MISCELLANEOUS

7.1 Termination. The term of ARTICLE 2 and ARTICLE 3 shall extend from the date hereof to the first date on which either (i) E-Z-EM and the other E-Z-EM Entities cease to hold in the aggregate at least 5% of Company's outstanding equity and voting power on a Fully Diluted Basis, excluding any securities acquired by them after the date hereof other than those acquired under ARTICLE 1 hereof or securities acquired as proceeds of the shares of common stock held by E-Z-EM and the other E-Z-EM Entities on the date hereof, or (ii) E-Z-EM and the other E-Z-EM Entities are permitted under Rule 144 under the Securities Act to sell all of their (collective) Equity Securities in the Company during one three-month period. The terms of
     ARTICLE 5 shall terminate at such time as E-Z-EM shall not be permitted to consolidate the Company within its financial statements in accordance with generally accepted accounting principles. This Agreement may not be terminated prior to such date without the consent of the parties hereto.

7.2 Specific Performance and Other Equitable Rights. Each of the parties hereto recognizes and acknowledges that a breach by a party or by any assignee thereof of any covenants or other commitments contained in this Agreement will cause the other party to sustain injury for which it would not have an adequate remedy at law for money damages. Therefore, each of the parties hereto agrees that in the event of any such breach,

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     the aggrieved party shall be entitled to the remedy of injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity, and the parties hereto further agree to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief.

7.3 Assignment. No party to this Agreement may assign this Agreement, nor any of its rights or obligations under this Agreement, without the prior written consent of the other parties hereto, and any such purported assignment shall be null and void, except that the rights and obligations of E-Z-EM under this Agreement may be assigned by E-Z-EM without the consent of the Company to an E-Z-EM Entity. For greater certainty, the rights granted under ARTICLE 2 and ARTICLE 3 are not transferred upon the sale of the equity securities, but are separate contractual rights transferable to E-Z-EM Entities only, and only when the applicable E-Z-EM Entity receives Equity Securities in the Company.

7.4 Further Assurances. Each party shall provide (at the expense of the requesting party) such further documents or instruments reasonably requested by any other party as may be necessary or desirable to effect the purpose and intention of this Agreement and carry out its provisions.

7.5 Notices. All notices, requests, claims, demands and other communications hereunder shall be given in accordance with Section 7.4 of the Separation Agreement, except as otherwise expressly provided in this Agreement.

7.6 Reclassification, Reorganization, Merger, Etc. The rights and restrictions contained in this Agreement with respect to the Company's Common Stock apply to all of such Common Stock held on the date hereof by E-Z-EM and any Common Stock acquired in the future by any E-Z-EM Entity as proceeds of an exchange, reclassification, reorganization, stock split, dividend or any other change in the Company's capital structure.

7.7 Waivers and Amendments; Non-Contractual Remedies; Preservation of Remedies. This Agreement may be amended, superseded, cancelled, renewed or extended, and the terms hereof may be waived only by a written instrument signed by the parties or in the case of a waiver, by the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof except as expressly provided herein. No waiver on the part of any party of any right, power or privilege, nor any single or partial exercise of any such right, power or privilege, shall preclude any further exercise thereof or the exercise of any other such right, power or privilege. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity.

7.8 Governing Law; Consent to Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to any conflict of laws principles). The parties hereto unconditionally and irrevocably agree and consent to the exclusive jurisdiction of the United States District Court and the courts of the State of New York located in the County of New York, State of New York, and waive any objection with respect thereto, for the purpose of any action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby and further agree not to commence any such action, suit or proceeding except in any such court. Each party irrevocably waives any objections or immunities to jurisdiction to

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     which it may otherwise be entitled or become entitled (including sovereign immunity, immunity to pre-judgment attachment, post-judgment attachment and execution) in any legal suit, action or proceeding against it arising out of or relating to this Agreement or the transactions contemplated hereby which is instituted in any such court.

7.9 No Third Party Beneficiaries; Binding Effect. Except for Indemnified Persons (who are intended third party beneficiaries of this Agreement) and as otherwise expressly provided herein, there shall be no third party beneficiaries hereto. all the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective legal successors and permitted assigns of the parties hereto.

7.10 Counterparts. This Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties.

7.11 Headings. The headings in the Agreement are for reference only, and shall not affect the interpretation of this Agreement.

7.12 Severability. It is the intention of the parties that if any portion of this Agreement shall be deemed unenforceable, the remaining portions shall be valid and enforceable.

7.13 Time of Essence. Time is of the essence for each and every provision of this Agreement.

                                    ARTICLE 8

                                   DEFINITIONS

8.1 Definitions. Any capitalized terms that are used in this Agreement but not defined herein shall have the meanings set forth in the Separation Agreement, and, as used herein, the following terms shall have the following meanings:

     (a) "Affiliate" or "Affiliates" has the meaning set forth in the Separation Agreement.

     (b) "Applicable Securities" means in relation to a Registration Statement the Common Stock identified in the related Demand Notice or Piggy-back Notice and, in relation to an Offering Memorandum, the Common Stock identified in the related Unregistered Demand Notice.

     (c) "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions located in the State of New York are authorized or obligated by law or executive order to close.

     (d)  "Code" means the Internal Revenue Code of 1986.

     (e)  "Commission" means the Securities and Exchange Commission.

     (f)  "Distribution" has the meaning set forth in the Separation Agreement.

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     (g)  "E-Z-EM Entities" means, collectively, every entity that is (i) a wholly-owned Subsidiary of E-Z-EM (other than the Company and its Subsidiaries, if any), (ii) an entity owning all of the capital stock of E-Z-EM or (iii) a wholly-owned Subsidiary of an entity owning all of the capital stock of E-Z-EM (other than the Company and its Subsidiaries, if any). "E-Z-EM Entity" refers to any one of the foregoing.

     (h) "Equity Securities" means all classes of equity securities of the Company, and any options or other instruments or securities issued by the Company or any other Person that are exercisable for, convertible into or exchangeable for the Company's equity securities.

     (i)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (j) "Fully Diluted Basis" means the number of shares of all classes of equity securities of the Company that would be outstanding assuming the exercise, conversion or exchange of all outstanding options and securities exercisable for, convertible into or exchangeable for the Company's equity securities.

     (k)  "Indemnified Person" has the meaning set forth in Section 4.1 hereof.

     (l) "NASD Rules" means the rules and regulations promulgated by the National Association of Securities Dealers, Inc. and its affiliated companies, as well as any other rules and regulations governing Nasdaq. For purposes of this definition, "Nasdaq" means the Nasdaq Stock Market, except that with respect to the Company's remaining in compliance with listing standards, "Nasdaq" means the Nasdaq National Market.

     (m) "Person" means and includes natural persons, corporations, limited partnerships, LLCs, general partnerships, joint stock companies, joint ventures, associations, companies, trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

     (n) "Prospectus" means the prospectus (including, without limitation, any preliminary prospectus, any final prospectus and any prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A under the Securities Act or any successor rule thereto) included in a Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Applicable Securities covered by a Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by the Company under the Exchange Act and incorporated by reference therein.

     (o) "Registration" means a registration under the Securities Act effected pursuant to Section 2.1 or Section 2.2.

     (p) "Registration Expenses" means all expenses incident to the Registration of Common Stock pursuant to this Agreement, including, without limitation,

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          National Association of Securities Dealers, Inc. fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "comfort" letters required by or incident to such performance and compliance, premiums and other costs of policies of insurance obtained by the Company against liabilities arising out of the public offering of Common Stock being registered, but excluding fees and disbursements of counsel retained by E-Z-EM, premiums and other costs of policies of insurance obtained by E-Z-EM or its agents or underwriter against liabilities arising out of the public offering of the Common Stock being registered, all underwriting discounts and commissions and transfer taxes, if any, and registration and filing fees relating to the Common Stock being registered.

     (q) "Registration Statement" means a registration statement filed under the Securities Act by the Company pursuant to the provisions of
          Section 2.1 or Section 2.2, including the Prospectus contained therein, any amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference in such registration statement.

     (r)  "Securities Act" means the Securities Act of 1933, as amended.

     (s) "Separation Agreement" means that certain Master Separation and Distribution Agreement dated the date hereof by and between E-Z-EM and the Company.

     (t) "Subsidiary" means any corporation, association partnership, limited partnership, limited liability partnership, limited liability company, business trust or other business entity of which 50% or more of the total voting power of shares of stock entitled to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by the Company or one or more of the other Subsidiaries of the Company or a combination thereof.

8.2 Construction of Defined Terms Generally. In the event of a conflict between any provision of this Agreement and the Separation Agreement, the terms of the Separation Agreement shall govern. Any reference in this Agreement to another agreement or instrument shall be deemed to include such agreement or instrument as it may be amended, modified, restated and/or supplemented from time to time. References in this Agreement to any legislation (including for purposes of (i) below rules and regulations) shall be deemed to include, unless the context indicates to the contrary, (i) any amendments or supplemental or substitute legislation from time to time, and
     (ii) any "rules or regulations" promulgated under such legislation. References to the plural shall also be deemed to be a reference to the singular, and vice-versa, as the context may dictate.

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

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date first above written.


     ANGIODYNAMICS, INC.


By:
       ---------------------------
Name:
Title:

     E-Z-EM, INC.


By:
       ---------------------------
Name:
Title:

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